                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 15, 2003
                Date of Report (Date of Earliest Event Reported)



                             EBS LITIGATION, L.L.C.
             (Exact name of registrant as specified in its charter)

           Delaware                        000-24711                 13-3989964
(State or other jurisdiction of    (Commission File Number)       (I.R.S. Employer
incorporation or organization)                                 Identification Number)


                                 90 Park Avenue
                            New York, New York 10016
          (Address of principal executive offices, including zip code)

                                 (212) 682-7474
              (Registrant's telephone number, including area code)

Item 9. Regulation FD Disclosure

     On May 15, 2003, in connection with the filing of the Quarterly Report on Form 10-Q of EBS Litigation, L.L.C. (the "Company") for the quarter ended March 31, 2003 (the "Report"), Peter N. Wang, the Manager of the Company provided to the Securities and Exchange Commission a statement certifying pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that, to such Manager's knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     EBS LITIGATION, L.L.C.



                                                     By: /s/ Peter N. Wang
                                                        ------------------------
                                                        Peter N. Wang, Manager


Date:  May 15, 2003